Exhibit 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
RELATING TO EXCHANGE ACT FILINGS.

I, David D.R. Hargreaves, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Hasbro, Inc., a Rhode Island corporation, and, except as corrected or supplemented in a subsequent covered report:

      * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a
     "covered report":

      *  Annual Report on Form 10-K for the year ended December
         30, 2001 of Hasbro, Inc.;

      * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hasbro, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      *  any amendments to any of the foregoing.

By:    /s/ David D.R. Hargreaves
   -----------------------------
Name:  David D.R. Hargreaves
Date: August 13, 2002

                           Subscribed and sworn to before me
                           this 13th day of August 2002.

                            /s/ Sandra Marks
                           -----------------
                           Notary Public

                           My Commission Expires:
                             6/24/05
                           ----------------------

            [seal of notary]